Quarterly Holdings Report
for

Fidelity® SAI International SMA Completion Fund

July 31, 2021

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.

ISM-QTLY-0921
1.9893101.102

Schedule of Investments July 31, 2021 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 93.5%
	Shares	Value
Australia - 1.8%
Aristocrat Leisure Ltd.	302,037	$9,229,500
Belgium - 1.3%
UCB SA	60,754	6,572,732
Canada - 2.3%
Constellation Software, Inc.	7,578	12,138,588
Cayman Islands - 5.2%
Anta Sports Products Ltd.	634,000	13,812,138
Li Ning Co. Ltd.	1,272,000	13,405,583

TOTAL CAYMAN ISLANDS		27,217,721

Denmark - 1.5%
ORSTED A/S (a)	52,778	7,838,850
France - 8.0%
Amundi SA (a)	129,501	11,967,042
Capgemini SA	36,848	7,966,319
SR Teleperformance SA	51,196	21,596,034

TOTAL FRANCE		41,529,395

Germany - 6.8%
Allianz SE	72,415	18,039,482
Hannover Reuck SE	102,341	17,226,945

TOTAL GERMANY		35,266,427

India - 5.6%
Kotak Mahindra Bank Ltd. (b)	413,800	9,210,708
Reliance Industries Ltd.	719,250	19,690,888

TOTAL INDIA		28,901,596

Indonesia - 2.5%
PT Bank Central Asia Tbk	3,644,139	7,521,352
PT Bank Rakyat Indonesia Tbk	21,257,654	5,453,577

TOTAL INDONESIA		12,974,929

Ireland - 2.5%
Kingspan Group PLC (Ireland)	118,424	12,882,059
Italy - 1.2%
Recordati SpA	102,301	6,332,281
Japan - 30.9%
Itochu Corp.	550,606	16,297,519
Keyence Corp.	62,455	34,579,250
Minebea Mitsumi, Inc.	1,017,761	27,480,472
Misumi Group, Inc.	237,079	8,212,025
Nitori Holdings Co. Ltd.	88,864	16,890,931
Recruit Holdings Co. Ltd.	330,882	17,149,829
Tsuruha Holdings, Inc.	104,248	12,267,824
Welcia Holdings Co. Ltd.	334,017	11,341,446
Z Holdings Corp.	3,277,658	16,405,279

TOTAL JAPAN		160,624,575

Korea (South) - 4.6%
Samsung Electronics Co. Ltd.	348,710	23,746,257
Luxembourg - 2.9%
B&M European Value Retail SA	1,995,490	15,338,733
Netherlands - 2.5%
IMCD NV	76,400	13,231,907
Norway - 5.2%
Schibsted ASA (A Shares)	505,366	26,793,450
Spain - 2.6%
Cellnex Telecom SA (a)	208,124	13,563,977
Sweden - 3.6%
Indutrade AB	580,729	18,942,975
Switzerland - 1.1%
Sika AG	16,855	5,937,441
United Kingdom - 1.4%
JD Sports Fashion PLC	571,672	7,127,778
TOTAL COMMON STOCKS
(Cost $387,644,724)		486,191,171

Money Market Funds - 4.7%
Fidelity Cash Central Fund 0.06% (c)
(Cost $24,307,298)	24,302,437	24,307,298
TOTAL INVESTMENT IN SECURITIES - 98.2%
(Cost $411,952,022)		510,498,469
NET OTHER ASSETS (LIABILITIES) - 1.8%(d)		9,424,154
NET ASSETS - 100%		$519,922,623

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	156	Sept. 2021	$18,091,320	$47,337	$47,337

The notional amount of futures purchased as a percentage of Net Assets is 3.5%

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $33,369,869 or 6.4% of net assets.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (d) Includes $1,223,165 of cash collateral to cover margin requirements for futures contracts.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$7,802
Total	$7,802

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$10,400,222	$173,464,947	$159,557,788	$(83)	$--	$24,307,298	0.0%
Total	$10,400,222	$173,464,947	$159,557,788	$(83)	$--	$24,307,298

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Derivative Instruments

Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market. Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract’s exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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